Exhibit 10.18

                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement (this "Agreement") is made and entered into as of June 30, 2005, by and among International Thoroughbred Breeders, Inc., a Delaware corporation (the "Company"), and MBC Global, LLC, an Illinois limited liability company ("MBC Global").

                                   BACKGROUND

               Pursuant to an Advisory Agreement dated as of June 30, 2005 among the Company and MBC Global (the "Advisory Agreement"), the Company is issuing warrants to purchase 400,000 shares of the Company's Common Stock (the "Shares").

               In connection with the Advisory Agreement, the Company has agreed to grant certain registration rights to MBC Global as more fully set forth herein, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Shares.

               NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Advisory Agreement shall have the meanings given such terms in the Advisory Agreement. As used in this Agreement, the following terms shall have the following meanings:

              "Advice" shall have the meaning set forth in Section 6(d).

              "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

              "Closing Date" means the date hereof.

              "Effectiveness Period" shall have the meaning set forth in Section 2.

              "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, the 45th calendar day following Company's filing of its Annual Report on Form 10-K with the Commission for its fiscal year ending June 30, 2005.

              "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

              "Indemnified Party" shall have the meaning set forth in Section 5(c).

              "Indemnifying Party" shall have the meaning set forth in Section 5(c).

              "Losses" shall have the meaning set forth in Section 5(a).

              "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

              "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

              "Registrable Securities" means all of the Shares.

              "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

              "Rule 114(k)" means Rule 114(k) promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

              "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

              "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          2. Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement, or include in an amendment to a previously filed Registration Statement, covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-3 (except if the Company or the transaction is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible after the filing thereof, and shall use its best efforts

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to keep the Registration  Statement  continuously effective under the Securities
Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold by persons who are not affiliates of the Company without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

          3. Registration Procedures

               In  connection  with  the  Company's   registration   obligations
hereunder, the Company shall:

              (a) Within a reasonable period of time prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and the Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five business days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire") not less than two business days prior to the Filing Date or by the end of the fourth business day following the date on which such Holder receives draft materials in accordance with the preceding sentence. A delay by any Holder in providing such completed Questionnaire to the Company shall extend all time periods in this Agreement for the Company to take action which requires the information requested by such Questionnaire.

              (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

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              (c) Notify the  Holders of  Registrable  Securities  to be sold as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental
       authority   during  the  period  of  effectiveness  of  the  Registration
       Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (d) Use best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

              (e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

              (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of
       Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale

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       of  the  Registrable  Securities  covered  by  such  Prospectus  and  any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

              (g) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to -------- qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

              (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Advisory Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

              (i) Upon the  occurrence  of any  event  contemplated  by  Section
       3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

              (j) Comply with all applicable rules and regulations of the Commission.

              (k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the person thereof that has voting and dispositive control over the Securities. During any periods that the Company is unable to meet its obligations

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       hereunder with respect to the registration of the Registrable  Securities solely because any Holder fails to furnish such information within three business days of the Company's request, all obligations of the Company hereunder, the performance of which depends upon its receipt of such information shall be suspended, and all related time periods shall be tolled until such information is delivered to the Company.

          4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

          5. Indemnification

              (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
       Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such

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       information  relates to such Holder or such Holder's  proposed  method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of
       which  the  Company  is  aware  in  connection   with  the   transactions
       contemplated by this Agreement.

              (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statement or omission is based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

              (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably

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       satisfactory  to the  Indemnified  Party and the  payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

              An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

              Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section), other than legal fees incurred by the Indemnified Party after the Indemnifying Party has assumed defense of such Proceeding, shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

              (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged

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       untrue  statement of a material fact or omission or alleged omission of a material  fact,  has been  taken or made by, or  relates  to  information supplied  by,  such  Indemnifying  Party or  Indemnified  Party,  and the
       parties'   relative   intent,   knowledge,   access  to  information  and
       opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

              The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

          6. Miscellaneous

              (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

              (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

              (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in
       Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

              (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

              (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Advisory Agreement.

              (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to such Persons as it shall be permitted to transfer the Warrants under the Advisory Agreement.

              (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

              (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Advisory Agreement.

              (i)  Cumulative   Remedies.   The  remedies  provided  herein  are
       cumulative and not exclusive of any remedies provided by law.

              (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

              (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (l) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                            *************************

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                       INTERNATIONAL THOROUGHBRED BREEDERS, INC.


                                       By:
                                          ______________________________________
                                          Name:
                                          Title:



                                       MBC GLOBAL, LLC


                                       By:
                                          ______________________________________
                                          Name:
                                          Title:

                                     ANNEX A

                              Plan of Distribution


     The common shares which may be sold by the selling shareholders and any of their pledgees, donees, transferees or other successors-in-interest, may be disposed of from time to time in one or more transactions, which may involve:

          o ordinary brokerage transactions and transactions in which the broker solicits purchasers;

          o sales on the NASDAQ Small Cap Market or any other principal market on which the common shares trade at the time of sale, including directly with a market maker acting as principal;

          o privately-negotiated transactions, which include direct sales to purchasers and sales effected through agents;

          o a block trade in which the broker or dealer will attempt to sell the common shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker or dealer as principal and resale by that broker or dealer for its own account;

          o an exchange distribution in accordance with the rules of that exchange or transactions in the over-the-counter market;

          o    short sales;

          o the pledge of the security for any loan or obligation, including pledges to brokers or dealers who may, from time to time, themselves sell or transfer the common shares or their interest in such securities;

          o the transfer of the common shares by the selling shareholders to their partners, members or shareholders;

          o    a combination of any of the above; or

          o    any other method permitted by applicable law.

     The sale price of the common shares pursuant to the prospectus may be:

          o    a fixed price;

          o    the market price prevailing at the time of sale;

          o    a price related to such prevailing market price;

          o    a negotiated price; or

          o at any other prices as the selling shareholders may determine, including sales below the market price.

     The selling shareholders may engage broker-dealers to participate in the sales. Such broker-dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the selling shareholders and/or the purchasers of the shares for whom broker-dealers may act as agent or to whom they may sell as principals or both (which compensation as to a particular broker-dealer may be less than or in excess of customary commissions).

     In addition, the selling shareholders may enter into hedging transactions with broker-dealers who may engage in short sales of our common shares in the course of hedging the positions they assume with the selling shareholders. The selling shareholders may also enter into option or other transactions with broker-dealers that require the delivery to such broker-dealers of our common shares, which shares may be resold thereafter pursuant to the prospectus.

     The common shares covered by the prospectus may also be sold in private transactions pursuant to Rule 144 under the Securities Act of 1933, rather than pursuant to the prospectus. The selling shareholders have the sole and absolute discretion not to accept any purchase offer or make any sale of the common shares if they deem the purchase price to be unsatisfactory at any particular time.

     In order to comply with the securities laws of certain states, if applicable, the common shares may be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the common shares may not be sold unless such shares have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Selling shareholders that are broker dealers are statutory underwriters under the Securities Act of 1933. Selling shareholders that are affiliates of broker dealers purchased the shares in the ordinary course of business and at the time of purchase the seller had no agreements or understandings, directly or indirectly, with any person to distribute the shares. Under certain circumstances, the selling shareholders and any broker-dealers that act in connection with the sales of the shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by them and any profit on the sale of the shares as principals may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933 will be subject to the prospectus delivery requirements of the Securities Act of 1933.

ANNEX B

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                 (the "Company")


                    QUESTIONNAIRE TO THE SELLING SHAREHOLDERS



               This Questionnaire is to be completed, signed and faxed to David Petkun, Esquire at (215) 701-2034 by no later than __________ __, 2005, by the person or entity indicated on the cover of this Questionnaire (the "Selling Shareholder") whose common shares of the Company are being registered pursuant to a Registration Statement on Form S-3. Retain a duplicate copy for your files.

               If you are uncertain about any of the following questions as they apply to your situation, please supply all relevant facts. Include separate sheets with details if necessary. If you have any questions, please call the Company's counsel, David Petkun, Esquire, at (215) 665-4634.

               Please notify me immediately if any of the information disclosed in your answers changes. Please answer all questions. Indicate "none" or "not applicable" when appropriate. Information should be given as of the date of this Questionnaire, even if previously reported to the Company.

               IN ANSWERING THESE QUESTIONS, PLEASE REFER TO THE INSTRUCTIONS AT THE BEGINNING OF THIS QUESTIONNAIRE.




                                                          Dated: _________, 2005
------------------
------------------
------------------
------------------
------------------




         Name of Selling Shareholder: _________________________________

                          Instructions and Definitions

               The following instructions and definitions are furnished to aid you in preparing your answers to this Questionnaire.

               1. For purposes of this Questionnaire the term "Company" means International Thoroughbred Breeders, Inc.

               2. "Beneficial" ownership. The SEC has taken the position that if you have sole or shared voting power or dispositive power or the ability to acquire either sole or shared voting or dispositive power of a security within 60 days, you are the beneficial owner of that security, even though that security is not registered in your name. Thus, for example, you could be the beneficial owner of securities in a trust or estate of which you are a trustee or executor, or of which you are one of the trustees or executors, or you could be the beneficial owner of securities which you have a right to purchase.

               3. The term "affiliate" for purposes of this Questionnaire means any person directly or indirectly controlling, controlled by, or under common control with the Selling Shareholder.

               4. An example response has been provided to assist you in preparing your response.

               1. Broker-Dealer Status.

               (a) Are you, or are you an affiliate of, a broker-dealer registered under the Securities Exchange Act of 1934?

                              Yes ____                     No ____

               If "yes," please give details below.







               (b) Please confirm the following statement: The Company's equity securities that are being purchased by you were purchased in the ordinary course of your business, and at the time the securities were purchased, you did not have any agreement or understanding, directly or indirectly, with any person to distribute the securities.

                              Confirmed   ____             Cannot Confirm   ____

               If "cannot confirm," please give details below.








               2. Relationships with the Company.

               (a) Have you held any position or office with the Company, its predecessors or affiliates within the last three years?


                              Yes   ____                   No   ____

               If "yes," please give details below.

               (b) Have you had any other material relationship with the Company, its predecessors or affiliates within the last three years?

                              Yes   ____                   No   ____

         If "yes," please give details below.









               3. Equity Securities Beneficially Owned By You.

               (a) Please state the number and type of equity securities of the Company beneficially owned (please see instructions and definitions on page 2) by you as of the date of this Questionnaire, including securities which are exercisable or convertible into equity securities within 60 days of the date of this Questionnaire.

Class                                         Number of Shares
of Security                                   Beneficially Owned












               (b) If any natural person or entity other than you holds or shares voting power or dispositive power with respect to the Company's equity securities listed in response to Question 3(a), please provide the names of the natural persons (including titles) or entities that hold or share such voting power or dispositive power and indicate the number of the Company's equity securities covered thereby.

               (c) With respect to the Company's equity securities listed in response to Questions 3(a) and 3(b) for which an entity holds or shares voting power or dispositive power, please provide the names of the natural persons (including titles) or entities that control the entity or entities listed in response to Questions 3(a) and 3(b).










               (d) Please continue to list the natural persons or entities that control the entities listed in response to Question 3(c) and the entities listed in response to this Question 3(d) until you have listed only natural persons (including titles) that control the applicable entity or entities.











               (e) If any person or entity disclaims beneficial ownership of any of the equity securities you have listed in response to Question 3, please so indicate:

                                EXAMPLE RESPONSE

The following is an example of a response to items 1 through 3. Please assume ABC Corporation is the Selling Shareholder for purposes of this example.

1.   Broker-Dealer Status.

     ABC Corporation is an affiliate of a broker-dealer because its sole shareholder, DEF Corporation, is a broker-dealer.


2.   Relationships with the Company.

     (a) ABC Corporation has not held any position or office with the Company, its predecessors or affiliates within the last three years.

     (b) ABC Corporation provided consulting services to the Company in March 2002.




3.   Equity Securities Beneficially Owned By You.

Question 3(a).

Class                                                Number of Shares
of Security                                          Owned Beneficially
-----------                                          --------------------
Common Shares                                        100,000

Warrants to purchase Common Shares                   200,000

Question 3(b).

     Not applicable

Question 3(c).

     ABC Corporation is controlled by DEF Corporation, ABC Corporation's sole shareholder.

Question 3(d).

     DEF Corporation is controlled by XYZ Corporation, DEF Corporation's sole shareholder. XYZ Corporation is controlled by John Doe, XYZ Corporation's sole shareholder and its President and Chief Executive Officer.

Question 3(e).

     John Doe disclaims beneficial ownership of the 100,000 Common Shares and the Warrants to purchase 200,000 Common Shares.

               The  undersigned   hereby   acknowledges   that  the  information
contained herein is true to the best of his knowledge and will notify the Company immediately of any changes in such information.





DATED:                     , 2005    FOR INDIVIDUALS:
       --------------------



                                     ----------------------------------
                                     Name of Selling Shareholder [please print]

                                     ----------------------------------
                                     Signature


                                     FOR CORPORATIONS, PARTNERSHIPS OR TRUSTS:



                                     ----------------------------------
                                     Name of Selling Shareholder [please print]


                                     By:_________________________________
                                        Signature


                                        Name:___________________________
                                             [please print]

                                        Title:__________________________
                                              [please print]



                                       22




CONFIDENTIAL

June 30, 2005

International Thoroughbred Breeders, Inc.
1105 N. Market Street
Suite 1300
Wilmington, Delaware 19899

Attention:  Mr. Francis W. Murray

Re: Advisory Agreement

Dear Mr. Murray:

This Advisory Agreement ("Agreement") will serve to document and confirm the arrangement, effective at the Closing Date as hereunder defined, under which MBC GLOBAL, LLC, an Illinois limited liability company ("MBC GLOBAL"), will be retained to act as the non- exclusive Financial Advisor to INTERNATIONAL THOROUGHBRED BREEDERS, INC. ("ITGB" or the "Company"), a Delaware corporation; for a period of twenty-four (24) months from the closing of the purchase of ITGB Series B preferred stock (the "Closing Date") by Investors as defined in the Term Sheet attached hereto as Exhibit "A" and made a part hereof by reference.

1.   Scope of the Work to be Performed

As the Company's non-exclusive Financial Advisor, MBC GLOBAL will use its best efforts to provide the Company with financial consulting services to the extent requested by the Company, including the following:

     (a) Assist the Company in identifying, evaluating, and developing a list of potential Investors interested in investing in securities or loans or lines of credit issued to or obtained by the Company;

     (b) Assist the Company in identifying, evaluating and developing potential mergers, acquisitions, strategic partnerships, reverse mergers or other combinations of the foregoing;

     (c)  Introduce the Company to broker-dealers,  investment bankers, research
          analysts  and  investor   relation  contacts  to  assist  in  business
          development;

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 2


     (d) Assist the Company in the identification of individuals to serve on the Company's Board of Directors and/or Executive Management as needed;

     (e) Assist the Company in pursuing a listing on a larger National Exchange such as the AMEX or NASDAQ.

     (f) Assist the Company in assembling materials to b provided to certain potential Investors describing the Company;

     (g) Contact potential Investors which the Company believes meet certain financial and strategic criteria;

     (h) Assist the Company in negotiations with potential Investors, whether or not introduced to the Company by MBC GLOBAL, including transaction structures proposed by Investors;

     (i) Provide introductions in connection with the placement of debt or equity with prospective investors in transactions that are exempt from registration under the Securities Act of 1933, as amended;

     (j) Assist the Company as requested in other ways a agreed to by MBC GLOBAL and the Company.

If required, MBC GLOBAL may work through broker-dealers in order to complete the necessary transactions.

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 3


2.   Fees

     (a) Merger and Acquisition Services Fee: The Company agrees to pay MBC GLOBAL a Merger and Acquisition Services Fee ("M&A Fee") upon the closing of a merger/acquisition transaction with a target introduced to the Company by MBC GLOBAL. The M&A Fee will be two percent (2%) of the purchase price of the Target company. The M&A Fee shall be due in the event a merger or acquisition where no equity or debt is obtained by the Company as part of the transaction. In addition to this M&A Fee, if equity or debt is provided from sources introduced by MBC Global, then the fees set forth in Section 2 (b) below shall also be due.

     (b) Advisory Fee. Subject to Section 5 hereof, the Company agrees to pay MBC GLOBAL an advisory fee (the "Advisory Fee"), in cash based upon the aggregate gross proceeds received by the Company or any of its subsidiaries upon closing of a financing transaction with a capital source introduced to the Company by MBC

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 3

          Global in the following amounts, to wit: (i) seven percent (7%) of any equity[1]; (ii) three percent (3%) of any mezzanine debt; and (iii) one percent (1%) of any senior debt. For purposes hereof "aggregate gross proceeds received" shall refer to the gross consideration, before the deduction of any fees, expenses or other costs, received by, contributed to or invested in the Company in any form (including but not limited to cash or securities of any other party including the exercise of options or warrants). If such consideration is not in the form of cash, then for the purposes of calculating the aggregate gross proceeds, such consideration shall be valued at its then fair market value.

     (c) Consulting Fee. The Company shall and hereby agrees to pay MBC GLOBAL a monthly Consulting Fee, in the amount of $10,000 each payable on the first day of each of the next succeeding twenty-four (24) months, commencing with the first such payment on July 1, 2005, following the signing of this Agreement.

     (d)  Warrants.

          Upon closing:

          (i) The Company agrees to immediately issu to MBC GLOBAL, a Four (4) year warrant to purchase 150,000 common shares of the Company exercisable at $2.50 per share. MBC GLOBAL will have the right to assign the warrants to third parties subject to all applicable securities laws.

                  1 Excepting only the Company's Series B Convertible Preferred Stock and warrants specifically related thereto as to which a five percent (5%) fee shall apply.

          (ii) The Company agrees to immediately issu to MBC GLOBAL, a Four (4) year warrant to purchase 100,000 common shares of the Company exercisable at $3.50 per share. MBC GLOBAL will have the right to assign the warrants to third parties subject to all applicable securities laws.

          (iii) The Company agrees to immediately issu to MBC GLOBAL, a Four (4) year warrant to purchase 150,000 common shares of the Company exercisable at $4.50 per share. MBC GLOBAL will have the right to assign the warrants to third parties subject to all applicable securities laws.

     (e) Expenses. The Company shall reimburse MBC GLOBAL for reasonable out-of- pocket expenses incurred by MBC Global for services outlined in Section 2 above.

________________________
[1] Excepting only the Company's Series B Convertible Preferred Stock and warrants specifically related thereto as to which a five percent (5%) fee shall apply.

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 4


IT IS UNDERSTOOD THAT THE COMPANY MAY REJECT ANY TRANSACTION PRESENTED TO IT BY MBC GLOBAL FOR ANY REASON WITH NO LIABILITY TO MBC GLOBAL.

3.   Term

The initial term of this Agreement (the "Initial Term") shall be for a period of twenty-four (24) months from the date of this Agreement, provided, however, that either party may terminate this Agreement, except for the Surviving Provisions (as hereinafter defined) (the "Early Termination"), by giving the other party at least sixty (60) days prior written notice of such Early Termination. Upon termination of this Agreement by the Company by Early Termination the Company shall pay MBC GLOBAL a sum that is the lesser of 12 months of the retainer (i.e., $120,000) or the retainer applicable to the remaining term of this Agreement. Notwithstanding any termination or expiration of this Agreement: (i) Sections 2(a), 2(b), 4, and 6 and Addendum A shall survive any termination or expiration of this Agreement (collectively, the "Surviving Provisions"), and
(ii) MBC GLOBAL shall be compensated as set forth in Section 2(a) and 2(b) above, as applicable, if a Transaction is agreed upon or consummated within six
(6) months after any termination or expiration of this Agreement.

4.   Indemnification

In consideration of MBC GLOBAL signing this Agreement and agreeing to perform services pursuant hereto, the Company and its Board of Directors agrees to indemnify and hold harmless MBC GLOBAL and each of its directors, officers, agents, employees and controlling persons (within the meaning of the Securities Act of 1933, as amended) to the extent and as provided in Addendum A attached hereto and incorporated herein by reference. The provisions of this Section 4 and Addendum A shall survive any expiration or termination of this Agreement and shall be binding upon any successors or assigns of the Company. In addition, the Company's D&O insurance carrier will be notified of this indemnification and the parties shall determine whether will attach aa rider to the Company's D&O policy will be attached which will indemnify MBC GLOBAL as stated above.

5.   PlacementAgents

MBC GLOBAL, where applicable, may introduce placement agents and/or licensed broker/dealers to aid in initiating transactions. Any fees paid such parties, together with fees payable to MBC Global, shall not exceed the fees detailed in
Section 2(b) above without the prior consent of the Company.

6.   General Terms

     (a) The Company agrees that MBC GLOBAL shall have the right to place advertisements at its own cost in financial and other newspapers and journals

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 5


describing its services hereunder, provided that MBC GLOBAL shall submit a copy of any such advertisements to the Company for its approval, which approval shall not be unreasonably withheld or delayed.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (c) The Company is a sophisticated SEC reporting business enterprise with competent internal financial advisors and legal counsel, and the Company has retained MBC GLOBAL for the limited purposes set forth in this Agreement. The parties acknowledge and agree that: (i) MBC GLOBAL has been retained solely for the purposes outlined in this letter; and
          (ii) the Company's engagement of MBC GLOBAL is as an independent contractor and that the respective rights and obligations of the parties set forth herein are contractual in nature. Accordingly, the Company acknowledges and disclaims any intention to impose fiduciary or agency obligations on MBC GLOBAL by virtue of the engagement contemplated by this Agreement, and MBC GLOBAL shall not be deemed to have any fiduciary or agency duties or obligations to other business entities or the Company, or any of their respective officers, directors, shareholders, affiliates or creditors, as a result of this Agreement or the services to be provided pursuant hereto. MBC GLOBAL understands and agrees that it does not have authority to act as an agent of the Company or to bind the Company, and that it shall not hold itself out to third parties as an agent of the Company.

     (d) This Agreement may be executed in counterparts, each of which shall be an original but all of which shall together constitute one instrument. Signatures to this Agreement may be delivered by facsimile or other means of electronic transmission, and any signatures so delivered shall be valid and binding to the same extent as original signatures.

     (e) All claims arising out of the interpretation, application or enforcement of this Agreement, including, without limitation, any breach hereof, shall be settled by final and binding arbitration in Chicago, Illinois, in accordance with the commercial rules then prevailing of the American Arbitration Association by a panel of three
          (3) arbitrators appointed by the American Arbitration Association. The decision of the arbitrators shall be final and binding on MBC GLOBAL and the Company and may be entered and enforced in any court of competent jurisdiction by either party. The arbitration shall be pursued and brought to conclusion as rapidly as is possible. The cost of such arbitration shall be shared equally by the parties. EACH OF MBC GLOBAL AND THE COMPANY

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 6

          WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT OF MBC GLOBAL PURSUANT TO, OR THE PERFORMANCE BY MBC GLOBAL OF, THE SERVICES CONTEMPLATED BY THIS AGREEMENT.

     (f) This Agreement, Exhibit "A," and Addendum A attached hereto constitute the entire Agreement and understanding between MBC GLOBAL and the Company regarding the subject matter hereof and supersede any and all prior, contrary agreements and understandings, whether oral or written, relating to the subject matter hereof. This Agreement shall not be modified or changed nor can any of its provisions be waived, except by a writing signed by all parties hereto.

     (g) The services provided by MBC GLOBAL hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, security holders, employees or creditors of the Company) as against MBC GLOBAL or its affiliates or their respective directors, officers, agents and employees.

     (h) In conjunction with the engagement outlined herein, the Company agrees to provide the necessary assistance and information reasonably required at all steps and to have management reasonably available as may be required by MBC GLOBAL. In connection with MBC GLOBAL's services, the Company agrees to furnish to MBC GLOBAL such information and data relating to the Company as MBC GLOBAL may reasonably request. The Company recognizes and confirms that MBC GLOBAL, in the performance of its services hereunder: (i) may rely upon such information received from the Company or its advisors, without independent verification by MBC GLOBAL; and (ii) does not assume responsibility for the accuracy or completeness of such information received from the Company or its advisors whether or not MBC GLOBAL makes an independent verification thereof.

     (i) In connection with this Agreement, the term " Confidential Information" shall mean all information furnished to MBC GLOBAL which is not otherwise publicly disclosed or independently disclosed by third parties not in breach of any obligation of confidentiality. MBC GLOBAL agrees that during the term of this Agreement, unless the Company has consented, or unless ordered to do so by a court or agency, MBC GLOBAL shall not reveal or disclose any such Confidential Information to any third party, except for its agents, advisors, officers, directors, partners, employees and representatives who have a need to utilize such Confidential Information during the term of this Agreement.

                                       International Thoroughbred Breeders, Inc.
                                                                   June 30, 2005
                                                                          Page 7

          Following the termination of this Agreement and this engagement, all such non- public Confidential Information in MBC GLOBAL's possession will be promptly returned to the Company.

     (j) Any and all sub-agreements entered into by MBC GLOBAL in connection with this Agreement, shall be documented in writing and disclosed to the Company.

Except as required by applicable law, including the Securities and Exchange Act of 1934, as amended, and the rules promulgated thereunder, the Company shall not publish, refer to, describe or characterize MBC GLOBAL's engagement hereunder, or the advice provided to the Company by MBC GLOBAL, without the prior written approval of MBC GLOBAL in each instance.

If this Agreement conforms to your understanding of the terms of our engagement, please sign and return to us the enclosed duplicate hereof.

Sincerely,

MBC GLOBAL, LLC

By:    S/ Paul Moore
      -----------------
Name:  Paul Moore
      -----------------
Title: Managing Member
      -----------------


AGREED AND ACCEPTED:

INTERNATIONAL THOROUGHBRED
BREEDERS, INC.

By:    S/ Francis W. Murray
      ---------------------
Name:  Francis W. Murray
      ---------------------
Title: President
      ---------------------

Attachment

                                   ADDENDUM A

Pursuant to the foregoing letter dated June 16, 2005 (the "Agreement"), INTERNATIONAL THOROUGHBRED BREEDERS, INC. (the "Company") agrees to indemnify and hold harmless MBC GLOBAL, LLC ("MBC GLOBAL"), together with their respective officers, directors, shareholders, employees and agents, and each person, if any, who controls MBC GLOBAL and any of its affiliates within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934 (all of the foregoing are referred to collectively as "Indemnified Parties" and individually as an "Indemnified Party"), from any and all losses, suits, actions, judgments, penalties, fines, costs, damages, liabilities or claims of any kind or nature, whether joint or several, (including, without limitation, any legal or any other expenses as they are incurred by an Indemnified Party in connection with the preparation for or defense of any action, claim or proceeding, whether or not resulting in any liability) (all of the foregoing being collectively defined as the "Indemnified Claims") to which such Indemnified Party may become subject or liable or which may be incurred by or assessed against any Indemnified Party under any statute, common law, contract or otherwise, relating to or arising out of any of: (a) any actions or omissions of the Company or anyone acting on the Company's behalf, including its employees, officers, advisors, directors and agents; (b) the Agreement or the services to be performed pursuant to the Agreement; (c) any securities, tax, corporate, or other filings of the Company; or (d) any transactions referred to in the Agreement or any transactions arising out of the transactions contemplated by the Agreement; provided, however, that the Company shall not be liable to an Indemnified Party in any such case, to the extent that any such Indemnified Claim is found, in a final, unappealable judgment by a court of competent jurisdiction, to have resulted from said Indemnified Party's willful misconduct or gross negligence in the performance of their duties on behalf of MBC GLOBAL. Promptly after receipt by an Indemnified Party of notice of the occurrence of an Indemnified Claim, or any claim or the commencement of any action or proceeding in respect of which indemnity may be sought against the Company, such Indemnified Party will notify the Company in writing of the commencement thereof or of such Indemnified Claim, and the
Company shall immediately assume the full defense thereof (including the employment of counsel satisfactory to the Indemnified Party and the payment of the fees and expenses of such counsel). Notwithstanding the preceding sentence, the Indemnified Party will be entitled to employ its own counsel in such circumstance if the Indemnified Party is advised in a written opinion of counsel that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable. In such event, the reasonable fees and disbursements of such separate counsel will be paid by the Company.

If for any reason (other than as specifically provided herein) the foregoing indemnity for an Indemnified Claim is unavailable to an Indemnified Party or insufficient to fully hold any Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such Indemnified Claim in such proportion as is appropriate to reflect the relative benefits received by and fault of the Company on the one hand, and the relative benefits received by and fault of the Indemnified Party on the other hand, as well as any relevant equitable considerations. Notwithstanding any provisions herein to the contrary, the aggregate contribution of all of the Indemnified Parties for all Indemnified Claims shall not exceed the amount of fees actually received by MBC GLOBAL pursuant to the Agreement. It is hereby further agreed that the relative fault of the Company on the one hand and an Indemnified Party on the other hand with respect to the transactions shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or incorrect opinion or conclusion or the omission or alleged omission to state a material fact related to information supplied by the Company on the one hand or by the Indemnified Party on the other hand, as well as the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, opinion, conclusion or omission. No Indemnified Party shall have any liability to the Company or any other person in connection with the services rendered pursuant to this Agreement except for any liability for losses, claims, damages or liabilities finally judicially determined to have resulted from actions taken or omitted to be taken as a result of such Indemnified Party's gross negligence or willful misconduct. The indemnity, contribution and expense reimbursement agreements and obligations set forth herein shall be in addition to any other rights, remedies or indemnification which any Indemnified Party may have or be entitled to at common law or otherwise, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party. In addition, the Company shall offer such indemnification and expense advance and reimbursement as it may be permitted to offer or extend pursuant to its Bylaws, Charter, Articles of Incorporation, or insurance. The Company further agrees that the indemnification and expense advance and reimbursement obligations set forth herein, shall apply whether or not MBC GLOBAL or any other Indemnified Party is a formal party in any such Indemnified Claim. The Company will not be permitted to settle any Indemnified Claim without the prior consent of MBC GLOBAL or any Indemnified Party involved therein if any admission of wrong doing, negligence or improper activity of any kind of MBC GLOBAL or such Indemnified Party is a part of such settlement. The Company shall not, without the prior written consent of an Indemnified Party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which an Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding.

                                   TERM SHEET
                                  June 20, 2005

                     $7,500,000 Convertible Preferred Stock
                            with 4% PIK with Warrants

                                SUMMARY OF TERMS

Issuer:             International  Thoroughbred  Breeders,  Inc. (PNK ITGB) (the
                    "'Company").

Investors:          Entity and  accredited  investors  led by Paul  Moore  ("MBC
                    Group") and the Titan investor group ("Titan") cumulatively, the "Investors".

Principal Amount:   Seven and One-Half Million Dollars ($7,500,000). Two and One
                    Half Million  Dollars  ($2,500,000)  from the Titan Investor
                    Group and Five Million Dollars ($5,000,000) from MBC Group to close on or before June 30, 2005.

Securities:         Convertible  Preferred Stock (the "Preferred  Shares"),  par
                    value $10 per share, with Warrants.

Dividend Rate:      4% per annum paid in additional common shares.

Warrants:           The Company will grant  Investors  four (4) year warrants to purchase 600,000 common shares exercisable beginning on the first anniversary following Closing at $3.25. Details of the warrants to be described in final documentation.

Conversion:         Once the registration statement is effective there will be a forced conversion from preferred stock to common stock. The shares will be converted at a value of $2.00 per common share.

Registration Rights:The  Company  will use best  efforts to  register  the stock within One-Hundred Eighty (180) days of issuance. Registration will include the convertible preferred shares and the common shares underlying the warrants

Legal Fees:         The legal fees of counsel to the  Investors  will be paid by the Company and not exceed $10,000. The documents will be prepared by Company counsel for review by MBC, the investors and their legal counsel.

Definitive
Documentation:      The definitive  documentation  shall contain such additional and supplementary provisions, including, without limitation,
                    customary    representations,     warranties,     covenants,
                    agreements,  anti-dilution,  payments and  remedies,  as are
                    appropriate  to  preserve  and  protect  economic   benefits
                    intended to be conveyed to the Company and to the Investors pursuant hereto.

Special Rights:     1. MBC  Group has the right to  appoint  one of seven  Board seats. Titan has the right to appoint one of seven Board seats.

                    2. The Company, subject to meetings and diligence, agree to hire an Investor Relations professional to create additional Street awareness of the Company at a rate of up to Six Thousand Dollars ($6,000) per month.

Use of Proceeds:    Detailed  Use of  Proceeds  to be include in the  investment documents.

Advisory Agreement: This Term Sheet is contingent on the Company entering into a two year Advisory Agreement with MBC Global, LLC.

Fees: Finders' Fees will be 5% of gross proceeds from MBC Grou payable to Eroom Securities.


This Term Sheet sets forth, for discussion purposes only, principal terms for a definitive written agreement ("Definitive Agreement") regarding the purchase and sale of convertible preferred stock. Nothing in this Term Sheet shall be deemed binding upon any party. No offer, contract or agreement for the sale or purchase of any shares shall be deemed to exist unless and until a Definitive Agreement shall have been executed and delivered by the Company and the Investors, and no person or entity shall have any obligation to engage in or continue discussions or negotiations with respect thereto.

Agreed Hereby:

International Thoroughbred Breeders, Inc.

By: S/ Francis W. Murray              DATE: June 20, 2005
    --------------------------------

Its: President
    --------------------------------

MBC Global, LLC

By: S/ Paul Moore                     DATE: June 20, 2005
    --------------------------------
Its: Managing Member
    --------------------------------